UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2025

Liberty Star Uranium & Metals Corp.

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-50071	90-0175540
(Commission	(IRS Employer
File Number)	Identification No.)

2 East Congress St. Ste 900, Tucson, AZ	85701
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (520) 425-1433

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	LBSR	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

January 22, 2025, Liberty Star Minerals listed on the OTCQB Markets: LBSR (Company) updated the most recent channel sampling results and presented the averages of channel sampling results across channels from its wholly owned Red Rock Canyon Gold Project (RRC) within its Hay Mountain Project in southeast Arizona. The RRC may possess commercially important metals associated with porphyry copper-gold-moly geologic structures, well represented in the area from central Arizona to northern Mexico.

The most recent Bonanza grades of 107.5 g/t and 60.0 g/t recovered from sampling along the RRC high grade zone have extended known mineralization by another 100’, along with numerous other gold bearing structures.

GIS & 3D Modeling mapwork by the company shows the main high-grade zone, along with parallel and related gold bearing structures within the RRC Project area.

Highest Au Grade & Averages Across Channel Samples
Red Rock Canyon Gold Project
January 20, 2025
Au (g/t)
10.01 - 107.5
1.01 - 10.00
0.16 - 1.00
0.02 - 0.15
0.01
Feeder Structure
Liberty Star Minerals
N
Miles
Kilometers
0
0.25
0.5
S Wild West Rd
Tucson
10
19
90
Nogales
Agua Prieta
Coronado
National Fore
107.5
83.7
0.6
0.7
0.8
0.8
10
8.4
28.8
0.9
1.5
0.018
0.038
1.5
3.5
1.6
2.7
1.7
0.027
0.7
0.05
0.018
0.015
1
1.3
0.4
0.024
0.025
0.037
1.1
0.8
2.9
2.3
0.509
0.125
1.6
0.374
0.6
0.007
0.069
0.3
0.62
1
0.018
0.8
0.33
0.8
0.018

Click images to enlarge

0 100 200 400 600 800 US Feet
0 100 200 Meters
0.4
1.4
0.025
1
0.143
107.5
83.7
0.6
0.7
0.8
0.8
10
0.038
0.9
0.018
3.5
1.6
2.7
0.027
1.7
0.05
1.1
0.018
1.3
4
0.8
0.4
2.9
1.3
0.024
0.509
0.125
0.018
0.015
1
0.037
0.025
2.3
1.1
0.6
1.6
0.011
0.6
0.026
1
0.006
0.012
0.6
Highest Au Grade & Averages Across Channel Samples
Red Rock Canyon Gold Project
January 20, 2025
Au (g/t)
10.01 - 107.5
1.01 - 10.00
0.16 - 1.00
0.02 - 0.15
0.01
Feeder Structure
Liberty Star Minerals
N

Historical work in the area regarded these structures as feeder zones to areas of sedimentary strata bound gold enrichment. The presence of flat lying gold enrichment cannot be investigated by channel sampling of the jasperoid structures and will require drilling.

While the current channel sampling program tests the top of the vertical mineralized structures, past drilling has proven the existence of flat lying zones of gold enrichment within the Colina and Earp formations on site. The table below shows results of vertical and sub-vertical holes from the late 1980’s and early 90’s.

●	This information is historical in nature and is not SEC Regulation S-K 1300 compliant. It is presented for informational purposes only.

Red Rock Canyon Project
Cochise County, AZ

- Historic drilling shows multiple ore quality gold intercepts, one from surface to 45 ft depth assayed at 0.182 opt.
- Jasperoid outcrop sampling ranges assayed up to 67.7 ppm
- Current mapping extends over 2800 acres

N
Liberty Star Minerals
www.lbsr.us (520) 425-1433
historic gold estimate outline
historic gold bearing veins mapped in outcrop
LBSR jasperoid outcrop mapping
historic jasperoid outcrop mapping
historic fe ox altn
Aug 2021 Rock Sampling
May 2021 Rock Sampling
Jan 2021 Rock Sampling
Oct 2020 Rock Sampling
Faults
Bing VirtualEarth
* all sampling and mapping in outcrop
see reverse for safe harbor language
314127
314102
314088
314126
314089
314101
314135
314136
314121
314120
314137
314090
314091
314151
314152
314122
314170
314123
314138
314093
314140
314149
314125
314124
314119
314097
314118
314133
314111
314131
314134
314094
314095
314112
314132
314159
314155
314160
314153
314109
314108
314166
314107
314156
314158
314130
314129
314128
314162
314165
314161
314163
314100
314098
314099
314169
314167
314168
Large 2m wide, 450m long quartz vein
0 500 1000 m
JCC 9/5/2021

Current sampling has not only extended the length of the known high-grade zone but also discovered 6 other lenses of jasperoids running at greater than 0.5 g/t Au over more than 2’ widths.

Chief Geologist Jim Bryce states, “The historical work done at RRC was predicated on the structures hosting the jasperoids as being the feeder structures to a larger gold deposit. I agree with that assessment as our program has proven, however, they didn’t conduct statistical sampling across the structures themselves. The historical reports show up to almost 6 g/t across 40 feet of bedding, and yes, tonnage is important, but we have multiple assays along the feeder structures in excess of one ounce per ton. At the end of the day, Grade is King. In our case, we are lucky to have both styles of targets and future drilling will focus on not only defining the high-grade zone, but also the bulk tonnage potential surrounding it”.

ON BEHALF OF THE BOARD OF DIRECTORS
Liberty Star Minerals

Item 9.01. Financial Statements and Exhibits.

The exhibits listed in the following Exhibit Index are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description

3.51	Liberty Star Announces Summary on Channel Sampling and Bonanza Grades at the Red Rock Canyon Gold Project, SE Arizona

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY STAR URANIUM & METALS CORP.

Dated: January 24, 2025	/s/ Patricia Madaris
Patricia Madaris, VP Finance & CFO